                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of March 16, 2007, by and between Implantable Vision, Inc., a StateplaceUtah corporation (the "Company"), and Regency Group (the "Series A Holder").

                                   WITNESSETH:


     WHEREAS, the Series A Holder is the holder of all of the issued and outstanding shares of the Series A Preferred Stock of the Company; and

     WHEREAS, in connection with the amendment to the designations of the Series A Preferred Stock being filed with the Secretary of State of the State of Utah, the Company has agreed to grant to the Series A Holder the registration rights with respect to the Series A Preferred Stock set forth herein, on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

     1. Definitions. The following terms used in this Agreement shall have the meanings set forth below:

        1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        1.2 "Common Stock" shall mean the common stock, par value $.001 per share, of the Company, or in the case of a conversion, reclassification or exchange of such shares of Common Stock, shares of the stock issued or issuable in respect of such shares of Common Stock, and all provisions of this Agreement shall be applied appropriately thereto and to any such stock resulting therefrom.

        1.3 "Demand Registration" shall have the meaning set forth in Section 2.1(a).

        1.4 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        1.5 "Holder" shall mean each holder of Registrable Securities.

        1.6 "Other Stockholders" shall mean any other stockholders of the Company (including any other investors) who are granted registration rights that would affect the rights granted under this Agreement.

        1.7 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

        1.8 "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

        1.9 "Registrable Securities" shall mean the shares of Common Stock issuable upon conversion of the Series A Preferred Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

        1.10 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 3 of this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration and the expense of any "comfort letters" (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

        1.11 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        1.12 "Selling Expenses" shall mean all selling fees and commissions or underwriter's fees, discounts or commissions applicable to the sale of Registrable Securities and any out-of-pocket expenses of the holders of Registrable Securities, including any travel costs and counsel fees, if any.

        1.13 "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value $0.001 per share, of the Company.

     2. Registration.


        2.1 (a) Requests for Registration. From and after December 31, 2007, any Holder or Holders who collectively hold Registrable Securities representing at least 51% of the Registrable Securities then outstanding shall have the right at any time from time to time (subject to the limitations below), to request (a "Request") in writing that the Company prepare and file with the Commission one or more registration statements on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such form of registration statement (a "Demand Registration

Statement") as is then available to effect a registration for resale of such Registrable Securities) registering all or part of their Registrable Securities (each, a "Demand Registration"). The request for the Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, which shall be in no event less than 51% of the Registrable Securities then outstanding. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company shall include such other Holders' Registrable Securities in such registration statement if they have responded affirmatively within twenty (20) days after the receipt of the Company's notice. The Holders in aggregate will be entitled to request only one Demand Registration hereunder within any 12-month period. A registration will not count as a permitted Demand Registration until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn). The Company shall, as expeditiously as possible following a Request, use its commercially reasonable efforts to cause to be filed with the Commission a Demand Registration Statement providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by all such Holders. The Company shall use its best efforts to have such Demand Registration Statement declared effective by the Commission as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective. The Demand Registration pursuant to this Section 2.1(a) is in addition to the registration rights granted pursuant to the other provisions of this Section 2.

                (b) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each Holder requesting registration) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                (i) first, the Registrable Securities requested to be included in such registration by the Holders (or, if necessary, such Registrable Securities pro rata among the Holders thereof based upon the number of Registrable Securities owned by each such Holder) together with any securities held by third parties holding a similar, previously granted right to be included in such registration; and

                (ii) thereafter, other securities requested to be included in such registration (if approved by the Holders pursuant to Section 2.1(c) below.

                (c) Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities shall be covered by such registration unless the Holders of not less than 51% of the Registrable Securities shall have consented in writing to the inclusion of such other securities.

                (d) Restrictions on Demand Registration. The Company may postpone only for a reasonable period of time not to exceed sixty (60) days (or such earlier time as such Transaction (as defined below) is consummated or no longer proposed) in any 12-month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith the disclosure of which would be detrimental to the Company (collectively a "Transaction"); provided, however, that in such event, the Holders initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration. The Company shall promptly notify the Holders in writing of any decision to postpone a Demand Registration pursuant to this Section 2.1(d) and shall include an undertaking to promptly notify the Holders as soon as a Demand Registration may be effected. Each Holder shall treat all notices received from the Company pursuant to this Section 2.1(d) in the strictest confidence and shall not disseminate such information.

                (e) Piggy-Back Registration. If at any time the Company shall determine to prepare and file with the Commission a registration statement under the Securities Act relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, respectively), then the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that such Holder requests to be registered to the extent the Company may do so without violating registration rights of others that exist as of the date of this Agreement.

        3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all Selling Expenses will be borne by the Holders.

        4. Registration Procedures.

                4.1 With respect to any registration of Registrable Securities effected by the Company pursuant to this Agreement, the Company will, as expeditiously as possible:

                        (a) prepare and file with the Commission (promptly, and in any event within 60 days after receipt of a request to register Registrable Securities) the requisite registration statement to effect such registration, which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its commercially reasonably efforts to cause such registration statement to become effective.

                        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to (i) keep such registration statement effective at all times in order to permit the Prospectus included therein to be lawfully delivered by the Holders of the Registrable Securities through the date on which all of the Registrable Securities covered by such registration statement may be sold, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                        (c) Furnish, without charge, such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                        (d) Notify each seller of Registrable Securities covered by the registration statement at any time (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the existence of any fact of which the Company becomes aware or the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                        (e) List all such Registrable Securities registered in the registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                        (f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of the registration statement;

                        (g) Make available for inspection by any Holder and any attorney or accountant retained by any such Holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, attorney or accountant in connection with the registration statement;

                        (h) Furnish to each selling Holder within 10 days of receipt of a copy of all documents filed with and all correspondence from or to the Commission in connection with the registration statement;

                        (i) Make available to its stockholders, as soon as reasonably practicable but not later than 90 days after then end of such period, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder; and

                        (j) use its best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.


                4.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities of any Holder that such Holder shall furnish to the Company, within 15 days of the date on which a request is made by the Company, such information regarding itself, the Registrable Securities held by it, its intended method of distribution of such Registrable Securities or otherwise as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                4.3 In connection with the preparation and filing of the registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their respective counsel and accountants the opportunity to review the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or their counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

        5. Indemnification.

                5.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, and each Person, if any, controlling such Holder, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement, or any misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus, offering circular or other document, notification or the like, or any amendments or supplements thereto, or arise out of or are based upon the omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration, qualification or compliance; and will reimburse each such Holder, each of its officers, directors and partners, and each Person, if any, controlling such Holder, for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement made in reliance upon and based upon written information furnished to the Company for use in connection with such registration by any such Holder or controlling Person.

                5.2 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which the registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Company (other than such Holder), each other such Holder and each of their officers, directors and partners, and each Person controlling such Holder or other stockholder, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling Person, agent or attorney may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information with respect to such Holder furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company, each of its directors and officers, each other Holder and each of their officers, directors and partners and each Person controlling such other Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.

                5.3 Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expense and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall not relieve such indemnifying party of liability to the indemnified party under this paragraph, but such liability shall be reduced in accordance with the extent of such prejudice.

        6. Exchange Act Compliance. The Company covenants that it shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations adopted by the Commission.

        7. Registration Rights to Others. The Company is not party to any agreement with respect to its securities granting any registration rights to any person. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders and (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Agreement, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holders.

        8. Transfer or Assignment of Registration Rights. The rights granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities; provided that the Company is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Agreement to the Company and other Holders in effect at the time of transfer under all effective agreements.

        9. Miscellaneous.

                9.1 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision will be applicable whether such action is taken directly or indirectly by such Person.

                9.2 Governing Law. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed as to validity, interpretation, construction, effect and all other respects by the internal laws of the State of New York. The Company and the Holders agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association. The arbitrator shall render a written opinion. Any award the arbitrator makes shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction. The arbitrator is authorized to award attorneys' fees and expenses to the prevailing party in any such arbitration.

                9.3 Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and may not be deemed to constitute a part thereof.

                9.4 Notices. All communications and notices under this Agreement must be in writing and delivered by hand or mailed by overnight courier that can provide receipt of delivery or by registered or certified mail, postage prepaid:

                 If to the Company:        William Rozakis, CFO
                                           Implantable Vision, Inc.
                                           Street20-30 47th Street, Second Floor
                                           Astoria, New York 11105

                 With a copy to:           Pryor Cashman Sherman & Flynn LLP
                                           410 Park Avenue
                                           New York, New York 10022
                                           Attn: Eric M. Hellige, Esq.

                 If to any Holder:         To the address set forth on the books
                                           and records of the Company

                9.5 Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                9.6 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties.

                9.7 Counterparts; Fax Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement. This Agreement may be executed by fax delivery of a signed signature page to the other parties and such fax execution will be effective for all purposes.

                9.8 Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      [remainder of page intentionally left blank; signature page follows]

EXECUTED:

                                       IMPLANTABLE VISION, INC.



                                       By: /s/ William Rozakis
                                           --------------------------------
                                           Name: William Rozakis
                                           Title: Chief Financial Officer


                                       REGENCY GROUP


                                       By: /s/ Aaron S. Lamkin
                                           --------------------------------
                                           Name: Aaron S. Lamkin
                                           Title: Managing Member